UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

April 23, 2004
Date of Report (Date of Earliest Event Reported)

LAIDLAW INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-13109	98-0390488
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

55 Shuman Blvd., Suite 400
Naperville, Illinois 60563
(Address of principal executive offices, including zip code)

(630) 848-3000
(Registrant’s telephone number, including area code)

Item 9. Regulation FD Disclosure.

     On April 23, 2004, Laidlaw International, Inc. issued a press release announcing that it has extended the expiration date of its offer to exchange its 10.75% senior notes due 2011 for notes registered under the Securities Act with substantially identical terms. A copy of the press release is furnished as a part of this current report on Form 8-K as Exhibit 99.1 and is incorporated herein in its entirety by reference.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

LAIDLAW INTERNATIONAL, INC.
By:	/s/ Douglas A. Carty
	Name:	Douglas A. Carty
	Title:	Senior Vice President and Chief Financial Officer

Date: April 23, 2004

Exhibit Index

Exhibit Number	Description
99.1	Press Release dated April 23, 2004